UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2024

EVe Mobility Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41167	98-1595236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302
Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(302) 273-0014
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	EVE.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	EVE	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EVE WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 17, 2024, EVe Mobility Acquisition Corp (the “Company”) received a written notice from NYSE Regulation (the “NYSE Notice”) stating that the Company is not in compliance with the continued listing standards of the NYSE American LLC (“NYSE American”, or the “Exchange”) under the timely filing criteria included in Section 1007 of the NYSE American Company Guide (the “Company Guide”) because the Company failed to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Delinquent Report”), which was due on April 16, 2024 (“Filing Delinquency”).

Reference is made to the Company’s Notification of Late Filing on Form 12b-25 (filed with the SEC on March 27, 2024) as amended through the filing of a Form 12b-25/A with the SEC on April 15, 2024, which describe the circumstances leading to the late filing of the Delinquent Report. Although the Company has dedicated significant resources to the completion of finalizing its consolidated financial statements and related disclosures for inclusion in the Delinquent Report, the Company was unable to file the Delinquent Report prior to April 16, 2024, the extension period provided by the 12b-25. Additional time is needed by the Company to complete its review of the financial statements included in the Delinquent Report to ensure a complete, accurate Delinquent Report. The Company intends to file the Delinquent Report as soon as practicable and in any event within the six-month period.

In accordance with Section 1007 of the Company Guide, the Company will have six months from the date of the Filing Delinquency (the "Initial Cure Period"), to file the Delinquent Report with the SEC. The Exchange will monitor the Company and the status of the Delinquent Report and any subsequent delayed filings, including through contact with the Company, until the Filing Delinquency is cured. If the Company fails to file the Delinquent Report during the Initial Cure Period, the Exchange may, in its sole discretion, grant an up to six-month additional cure period (the "Additional Cure Period"). The Company can regain compliance with the Exchange’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Delinquent Report and any subsequent delayed filings with the SEC. If the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the Company Guide. If the Exchange determines that an Additional Cure Period is appropriate and the Company fails to file the Delinquent Report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence.

Notwithstanding the foregoing, however, the Exchange may, in its sole discretion, decide (i) not to afford the Company any Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if the Company is subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in the its sole discretion, that continued listing and trading of the Company’s securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001 through 1006 thereof.

The Company intends to regain compliance with the Exchange's continued listing standards. There can be no assurance that the Company will ultimately regain compliance with all applicable Exchange listing standards.

Item 7.01 Regulation FD Disclosure.

On April 19, 2024, the Company issued a press release announcing the foregoing. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the Filing Delinquency and whether the Company will regain compliance with the Exchange’s continued listing standards. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2024

EVe Mobility Acquisition Corp

By:	/s/ Khairul Azmi Bin Ismaon
Name:	Khairul Azmi Bin Ismaon
Title:	Chief Executive Officer

3